Exhibit 10.3

EXECUTION VERSION

Supplement to the Collateral Agreement

SUPPLEMENT NO. 1 (this “Supplement”), dated as of May 2, 2016, to the Collateral Agreement (First Lien) dated as of July 1, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among PRIME SECURITY SERVICES BORROWER, LLC (the “Borrower”), each Subsidiary of the Borrower from time to time party thereto (each, a “Subsidiary Loan Party”) and BARCLAYS BANK PLC, as collateral agent (together with its successors and assigns in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).

A. Reference is made to the First Lien Credit Agreement, dated as of July 1, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Prime Security Services Holdings, LLC (“Holdings”), the Borrower, the Lenders party thereto from time to time, Barclays Bank PLC, as administrative agent, and the other parties thereto.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Collateral Agreement, as applicable.

C. The Pledgors have entered into the Collateral Agreement pursuant to the requirements set forth in Section 5.10 of the Credit Agreement. Section 5.16 of the Collateral Agreement provides that additional Subsidiaries of the Borrower may become Subsidiary Loan Parties and Pledgors under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. Each of the undersigned Subsidiaries (each, a “New Subsidiary,” and collectively, “the New Subsidiaries”) are executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Loan Party and a Pledgor under the Collateral Agreement.

Accordingly, each of the New Subsidiaries agrees as follows:

SECTION 1. In accordance with Section 5.16 of the Collateral Agreement, each of the New Subsidiaries by their signatures below becomes a Subsidiary Loan Party and a Pledgor under the Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Loan Party and a Pledgor and each of the New Subsidiaries hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Subsidiary Loan Party and a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct in all material respects on and as of the date hereof. In furtherance of the foregoing, each of the New Subsidiaries, as security for the payment and performance in full of the Secured Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on each of all of the New Subsidiaries’ right, title and interest in and to the Collateral (as defined in the Collateral Agreement) of each of the New Subsidiaries. Each reference to a “Subsidiary Loan Party” or a “Pledgor” in the Collateral Agreement shall be deemed to include each of the New Subsidiaries (except as otherwise provided in clause (ii) of the definition of Pledgor to the extent applicable). The Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. Each of the New Subsidiaries represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of each of the New Subsidiaries. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Each of the New Subsidiaries hereby represents and warrants that, as of the date hereof, (a) set forth on Schedule I attached hereto is a true and correct schedule of any and all of (and, with respect to any Pledged Stock issued by an issuer that is not a subsidiary of the Borrower, correctly sets forth, to the knowledge of each of the New Subsidiaries) the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Stock and includes (i) all Equity Interests pledged hereunder and (ii) the debt obligations and promissory notes or instruments evidencing Indebtedness, in each case under this clause (ii) pledged hereunder and in an aggregate principal amount in excess of $10,000,000 now owned by each of the New Subsidiaries required to be pledged in order to satisfy the Collateral and Guarantee Requirement or delivered pursuant to Section 2.02(a) and 2.02(b) of the Collateral Agreement, (b) set forth on Schedule II attached hereto is a list of any and all Intellectual Property now owned by each of the New Subsidiaries consisting of Patents and Trademarks applied for or registered with the United States Patent and Trademark Office and Copyrights registered with the United States Copyright Office, (c) set forth on Schedule III hereto is a list of all Commercial Tort Claims in excess of $10,000,000 held by each of the New Subsidiaries, and (d) set forth under its signature hereto is the true and correct legal name of each of the New Subsidiaries, its jurisdiction of organization and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall (except as otherwise expressly permitted by the Collateral Agreement) be in writing and given as provided in Section 5.01 of the Collateral Agreement.

SECTION 9. Each of the New Subsidiaries agrees to reimburse the Collateral Agent for its reasonable and documented out-of-pocket expenses in connection with this Supplement, including the reasonable and documented fees, other charges and disbursements of counsel for the Collateral Agent.

IN WITNESS WHEREOF, each of the New Subsidiaries has duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

[Signature Page Follows]

THE ADT CORPORATION

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

Address:	1501 Yamato Road
Boca Raton, FL 33431
Legal Name: The ADT Corporation Jurisdiction of Formation: Delaware

ADT CANADA HOLDINGS, INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President

Address:	1501 Yamato Road
Boca Raton, FL 33431
Legal Name: ADT Canada Holdings, Inc. Jurisdiction of Formation: Delaware

ADT HOLDINGS, INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President

Address:	1501 Yamato Road
Boca Raton, FL 33431
Legal Name: ADT Holdings, Inc. Jurisdiction of Formation: Delaware

[Signature Page to Supplement to Collateral Agreement (First Lien)]

ADT US HOLDINGS, INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President

Address:	1501 Yamato Road
Boca Raton, FL 33431
Legal Name: ADT US Holdings, Inc. Jurisdiction of Formation: Delaware

ADT INVESTMENTS, INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President

Address:	1501 Yamato Road
Boca Raton, FL 33431
Legal Name: ADT Investments, Inc. Jurisdiction of Formation: Delaware

ADT LLC

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President

Address:	1501 Yamato Road
Boca Raton, FL 33431
Legal Name: ADT LLC Jurisdiction of Formation: Delaware

[Signature Page to Supplement to Collateral Agreement (First Lien)]

ELECTRO SIGNAL LAB, INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President

Address:	1501 Yamato Road
Boca Raton, FL 33431
Legal Name: Electro Signal Lab, Inc. Jurisdiction of Formation: Delaware

S2 MERGERSUB INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President

Address:	1501 Yamato Road
Boca Raton, FL 33431
Legal Name: S2 Mergersub Inc. Jurisdiction of Formation: New Jersey

PRIME FINANCE INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

Address:	One Manhattanville Road Suite 201 Purchase, NY 10577

Legal Name: Prime Finance Inc. Jurisdiction of Formation: Delaware

[Signature Page to Supplement to Collateral Agreement (First Lien)]